Prospectus Supplement	February 8, 2024

Putnam VT Government Money Market Fund
Prospectus dated April 30, 2023

Effective immediately, the last paragraph in the sub-section Risks in the section Fund summary is replaced in its entirety with the following:

The fund may not achieve its goal, and is not intended to be a complete investment program. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

Effective immediately, the sub-section Liquidity and illiquid investments in the section What are the fund’s main investment strategies and related risks? is replaced in its entirety with the following:

• Liquidity and illiquid investments. The fund maintains certain minimum liquidity standards, including that: – The fund may not purchase a security other than a security offering daily liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, the fund would have invested less than 10% (25% on and after April 2, 2024) of its total assets in securities offering daily liquidity; – The fund may not purchase a security other than a security offering weekly liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, the fund would have invested less than 30% (50% on and after April 2, 2024) of its total assets in securities offering weekly liquidity (i.e., liquidity within five business days); and – The fund may not purchase an illiquid security (a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to it by the fund) if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities. The fund’s investments in illiquid securities may be considered speculative and may be difficult to sell. The sale of these investments may be prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

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